Principal Funds, Inc.
Supplement dated March 20, 2023
to the Prospectus dated December 31, 2022
(as previously supplemented)
This supplement updates information currently in the Prospectus. Please retain this supplement for future reference.

SUMMARY FOR SPECTRUM PREFERRED AND CAPITAL SECURITIES INCOME FUND
Under Principal Investment Strategies, add the following paragraph to the end of the section:
The Fund also invests in derivative instruments, such as futures and options, for hedging and for income generation purposes. A derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index.
Under Principal Risks, add the following to list of risks in alphabetical order:
Derivatives Risk. Derivatives may not move in the direction anticipated by the portfolio manager. Transactions in derivatives may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so, and result in disproportionate losses that may be substantially greater than a fund’s initial investment.
•Futures. Futures contracts involve specific risks, including: the imperfect correlation between the change in market value of the instruments held by the fund and the price of the futures contract; possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; counterparty risk; and if the fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements.
•Options. Options involve specific risks, including: imperfect correlation between the change in market value of the instruments held by the Fund and the price of the options, counterparty risk, difference in trading hours for the options markets and the markets for the underlying securities (rate movements can take place in the underlying markets that cannot be reflected in the options markets), and an insufficient liquid secondary market for particular options.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS
Under Strategy and Risk Table, in the SPECTRUM PREFERRED AND CAPITAL SECURITIES INCOME column, place an “X” in the Derivatives row.
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